Exhibit 99.2

Quarterly Investor Supplement

December 31, 2025

This report should be read in conjunction with Voya Financial, Inc.'s Annual Report on Form 10-K for the Twelve Months Ended December 31, 2025. Voya Financial's Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Corporate Offices:	Investor Contact:

Voya Financial	Mei Ni Chu
200 Park Avenue	IR@voya.com
New York, New York 10166	Web Site:
NYSE Ticker:	investors.voya.com
VOYA

Voya Financial	Page 3 of 43
Explanatory Note on Non-GAAP Financial Information

Adjusted Operating Earnings Before Income Taxes
We believe that Adjusted operating earnings before income taxes is a meaningful measure used by management to evaluate our business and segment performance. This measure enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying core business segments. It excludes results from exited businesses and items that tend to be highly variable from period to period based on capital market conditions or other factors which distort the ability to make a meaningful evaluation of our segments. We use the same accounting policies and procedures to measure segment Adjusted operating earnings before income taxes as we do for the directly comparable U.S. GAAP measure Income (loss) before income taxes. Adjusted operating earnings before income taxes does not replace Income (loss) before income taxes as the U.S. GAAP measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both measures when reviewing our financial and operating performance. Each segment’s Adjusted operating earnings before income taxes is calculated by adjusting Income (loss) before income taxes for the following items:
▪Net investment gains (losses), which include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the fair value option unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations, and changes in the fair value of derivative instruments, excluding gains (losses) associated with swap settlements and accrued interest. It also includes changes in the fair value of derivatives related to managed custody guarantees, net of related reserve increases (decreases), less the estimated cost of these benefits, changes in nonperformance spread, and changes in market risk benefits;
•Income (loss) related to businesses exited or to be exited through reinsurance or divestment, which includes gains and (losses) associated with transactions to exit blocks of business, amortization of intangible assets and residual run-off activity;
•Income (loss) attributable to noncontrolling interests to which we are not economically entitled, such as the results attributable to the redeemable noncontrolling interest (referred to as the noncontrolling interest) or the attribution of results from consolidated VIEs or VOEs;
•Dividend payments made to preferred shareholders are included as reductions to reflect the Adjusted operating earnings before income taxes that are available to common shareholders;
•Other adjustments may include the following items:
•Income (loss) related to early extinguishment of debt;
•Impairment of goodwill and intangible assets as these represent losses related to infrequent events and do not reflect normal, cash-settled expenses;
•Amortization of acquisition-related intangible assets as well as contingent consideration fair value adjustments incurred in connection with certain acquisitions;
•Expected return on plan assets net of interest costs associated with our qualified defined benefit pension plan and immediate recognition of net actuarial gains (losses) related to all of our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments. These amounts do not reflect cash-settled expenses; and
•Other items not indicative of normal operations or performance of our segments or that may be related to events such as capital or organizational restructurings, including certain costs related to debt and equity offerings, acquisition / merger integration expenses, severance and other third-party expenses associated with such activities, and expenses attributable to vacant real estate.
The most directly comparable U.S. GAAP measure to Adjusted operating earnings before income taxes is Income (loss) before income taxes. For a reconciliation of Adjusted operating earnings before income taxes to Income (loss) before income taxes, refer to the "Reconciliations" section in this document.
Adjusted Operating Revenues
Adjusted operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment's Adjusted operating revenues are calculated by adjusting Total revenues for the following items:
•Net investment gains (losses);
•Revenues related to businesses exited or to be exited through reinsurance or divestment;
•Revenues attributable to noncontrolling interests, which represent the attribution of results from consolidated VIEs or VOEs; and
•Other adjustments that primarily reflect fee income earned by our broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in Adjusted operating revenues.
The most directly comparable U.S. GAAP measure to Adjusted operating revenues is Total revenues. For a reconciliation of Adjusted operating revenues to Total revenues, refer to the "Reconciliations" section of this document.

Voya Financial	Page 4 of 43

Explanatory Note on Non-GAAP Financial Information
Adjusted Operating Benefits and Expenses
Adjusted operating benefits and expenses is a measure of our segment operating benefits and expenses and a non-GAAP financial measure. Each segment’s Adjusted operating benefits and expenses are calculated by adjusting Total benefits and expenses for the following items:
• Changes in market risk benefits;
• Benefits and expenses related to businesses exited or to be exited through reinsurance or divestment;
• Expenses attributable to noncontrolling interests;
• Dividend payments made to preferred shareholders are included in adjusted operating benefits and expenses to reflect expenses related to our common shareholders;
• Other adjustments include:
• Income (loss) related to early extinguishment of debt;
• Impairment of goodwill and intangible assets;
• Amortization of acquisition-related intangible assets as well as contingent consideration fair value adjustments incurred in connection with certain acquisitions;
• Expected return on plan assets net of interest costs associated with our qualified defined benefit pension plan and immediate recognition of net actuarial gains (losses) related to all of our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments;
• Commissions paid to our broker-dealers for sales of non-proprietary products, other items where the income is passed on to third parties, which are reflected in adjusted operating revenue with the fee income related to those products and the elimination of intercompany investment expenses included in Adjusted operating benefits and expenses;
• Other items not indicative of normal operations or performance of our segments or that may be related to events such as capital or organizational restructurings, including certain costs related to debt and equity offerings, acquisition / merger integration expenses, severance and other third-party expenses associated with such activities, and expenses attributable to vacant real estate.
The most directly comparable U.S. GAAP measure to Adjusted operating benefits and expenses is Total benefits and expenses. For a reconciliation of Adjusted operating benefits and expenses to Total benefits and expenses, refer to the “Reconciliations” section of this document.
Sources of Earnings
We analyze our segment performance based on the sources of earnings. We believe that this supplemental information is useful because we use it to analyze our business and it can help investors to understand the main drivers of Adjusted operating earnings before income taxes. The sources of earnings are defined as such:
•Investment spread and other investment income consists of net investment income and net gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.
•Fee-based margin consists primarily of fees earned on assets under management ("AUM"), assets under administration and advisement ("AUA"), transaction based recordkeeping fees, and fees for subscriptions and services associated with cloud-based benefits software.
•Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, surrender results, and contractual charges.
•Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses.
•Premium taxes, fees and assessments includes taxes on paid premium, fess associated with business volumes and assessments from insurance departments.
•Net commissions are commissions paid that are not deferred and thus recorded directly to expense.
•DAC/VOBA and other intangibles amortization.

Voya Financial	Page 5 of 43

Explanatory Note on Non-GAAP Financial Information
Adjusted Operating Return on Common Equity excluding AOCI
•We believe Adjusted operating return on common equity excluding AOCI is a useful measure which indicates how effectively we are generating returns for common shareholders on our net worth and excludes AOCI which can be highly variable primarily due to changes in interest rates.
•The closest GAAP measure is the Return on Voya Financial, Inc's Equity which is GAAP Net Income Attributable to common shareholders divided by Total Voya Financial, Inc. Shareholders' Equity.
•Adjusted operating return on common equity is defined as after-tax adjusted operating earnings divided by Voya Financial, Inc. common shareholders' equity excluding AOCI.
•We also report Adjusted operating return on common equity excluding AOCI and NOL DTA which excludes components of the Deferred Tax Asset ("DTA") related to federal loss carryforwards ("NOL") plus certain tax credits from the denominator.
•Please see the “Reconciliations” section of this document for a reconciliation of Return on Voya Financial, Inc's Equity to Adjusted operating return on common equity excluding AOCI and Adjusted operating return on common equity excluding AOCI and NOL DTA.
Net Revenue and Adjusted Operating Margin
•    Adjusted operating margin is defined as adjusted operating earnings before income taxes divided by net revenue.
•    Net revenue is the sum of investment spread and other investment income, fee-based margin, and net underwriting gain (loss). Please see the “Reconciliations” section of this document for a reconciliation of net revenue to adjusted operating revenue for each of our segments.
•The primary adjustment to derive Net revenue is reducing Adjusted operating revenues by “Interest credited and other benefits to contract owners / policyholders”. This adjustment primarily reflects the interest credited to customers for general account products in our Retirement and Employee Benefits segments and the benefits paid to customers in our Employee Benefits segment for Group Life, Stop Loss, and Voluntary products. This adjustment allows us to report to investors our investment spread and our net underwriting gain and loss, which are meaningful measures used by management to evaluate our business and segment performance. Investment spread informs investors how we set crediting rates relative to the yield we earn on our general account investments and net underwriting gain and loss informs investors how we set premiums relative to incurred benefits to policyholders (“loss ratio”).
•We report net revenue and adjusted operating margin for each of our segments, since they provide a meaningful measure for the two primary drivers for adjusted operating earnings – revenue growth and margin expansion.
Other Information
Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

Voya Financial	Page 6 of 43

Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD, unless otherwise indicated)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	12/31/2025	12/31/2024
Net income (loss) available to Voya Financial, Inc.'s common shareholders	136	176	162	139	93	613	626
Per common share (basic)	1.43	1.82	1.69	1.45	0.97	6.40	6.31
Per common share (diluted)	1.41	1.80	1.66	1.42	0.94	6.29	6.17
Adjusted operating earnings: (1)
Before income taxes	226	290	289	232	147	1,038	870
After income taxes	188	239	240	195	138	861	736
Effective tax rate	17.1%	17.8%	16.9%	15.9%	6.1%	17.0%	15.5%
Per common share (diluted)	1.94	2.45	2.46	2.00	1.40	8.85	7.25
Return on Equity
TTM Return on Voya Financial, Inc's Equity	13.3%	12.8%	11.3%	12.5%	14.7%	13.3%	14.7%
TTM Adjusted operating return on common equity excluding AOCI (1)	14.3%	13.6%	12.8%	12.6%	12.3%	14.3%	12.3%
TTM Adjusted operating return on common equity excluding AOCI and NOL DTA (1)	18.6%	17.9%	17.0%	16.7%	16.5%	18.6%	16.5%
Shareholder's equity:
Total Voya Financial, Inc. Shareholders' Equity	4,953	4,957	4,629	4,383	4,005	4,953	4,005
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI	6,129	6,123	6,084	5,952	5,855	6,129	5,855
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI and NOL DTA	4,800	4,751	4,654	4,486	4,371	4,800	4,371
Book value per common share (including AOCI)	46.28	45.55	41.71	39.20	35.53	46.28	35.53
Book value per common share (excluding AOCI) (2)	65.34	64.18	63.18	61.87	61.31	65.34	61.31
Leverage Ratios:
Debt-to-Capital	29.8%	29.8%	31.2%	32.4%	38.5%	29.8%	38.5%
Financial Leverage - excluding AOCI (2)	27.0%	26.7%	27.4%	27.5%	30.3%	27.0%	30.3%
Shares:
Weighted-average common shares outstanding
Basic	95	96	96	96	96	96	99
Dilutive effects (3)	2	2	1	2	3	2	2
Diluted	97	97	98	98	99	97	101
Ending shares outstanding	94	95	96	96	96	94	96
Returned to Common Shareholders:
Repurchase of common shares, excluding commissions (4)	120	80	—	—	140	200	635
Dividends to common shareholders	44	43	44	43	43	174	168
Total cash returned to common shareholders	164	123	44	43	183	374	803

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

(2) This measure is a Non-GAAP financial measure. For a reconciliation of this item to the most directly comparable GAAP measure, refer to page 43 of this document.
(3) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.
(4) The third quarter of 2025 includes delivery of 80% of a $100 million accelerated share repurchase arrangement which was delivered on August 11th, 2025 with the remaining 20% delivered on October 15th, 2025.

Voya Financial	Page 7 of 43

Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	12/31/2025	12/31/2024

Revenues
Net investment income	591	583	584	560	521	2,318	2,074
Fee income	633	616	577	570	543	2,396	2,113
Premiums	738	719	718	737	790	2,912	3,176
Net gains (losses)	(34)	(21)	(41)	(34)	(52)	(130)	(27)
Other revenues	136	100	100	104	134	440	423
Income (loss) related to consolidated investment entities	47	131	43	32	74	253	291
Total revenues	2,111	2,128	1,981	1,969	2,010	8,189	8,050
Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(875)	(850)	(801)	(835)	(987)	(3,361)	(3,619)
Operating expenses	(937)	(829)	(857)	(824)	(756)	(3,447)	(3,082)
Net amortization of DAC/VOBA	(64)	(65)	(58)	(62)	(56)	(249)	(223)
Interest expense	(28)	(29)	(28)	(32)	(35)	(117)	(124)
Operating expenses related to consolidated investment entities	(38)	(48)	(49)	(43)	(56)	(178)	(203)
Total benefits and expenses	(1,942)	(1,821)	(1,793)	(1,796)	(1,890)	(7,352)	(7,251)
Income (loss) before income taxes	169	307	188	173	120	837	799
Income tax expense (benefit)	20	35	27	22	(1)	104	57
Net income (loss)	149	272	161	151	121	733	742
Less: Net income (loss) attributable to noncontrolling interest and redeemable noncontrolling interest	9	80	(5)	(5)	24	79	75
Net income (loss) available to Voya Financial, Inc.	140	192	166	156	97	654	667
Less: Preferred stock dividends	4	16	4	17	4	41	41
Net income (loss) available to Voya Financial, Inc.'s common shareholders	136	176	162	139	93	613	626

Voya Financial	Page 8 of 43

Consolidated Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	12/31/2025	12/31/2024
Consolidated Adjusted Operating Earnings Before Income Taxes
Adjusted operating revenues
Net investment income and net gains (losses)	537	542	534	506	478	2,123	1,928
Fee income	636	617	577	572	540	2,401	2,097
Premiums	729	716	720	734	780	2,899	3,154
Other revenue	105	68	69	75	99	315	307
Adjusted operating revenues (1)	2,006	1,942	1,900	1,888	1,897	7,738	7,487

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(838)	(781)	(761)	(782)	(975)	(3,163)	(3,451)
Operating expenses	(852)	(768)	(770)	(779)	(684)	(3,168)	(2,822)
Net amortization of DAC/VOBA	(40)	(40)	(34)	(37)	(31)	(150)	(118)
Interest expense (2)	(34)	(47)	(32)	(47)	(38)	(160)	(162)
Adjusted operating benefits and expenses (1)	(1,763)	(1,635)	(1,598)	(1,645)	(1,728)	(6,642)	(6,554)
Adjusted operating earnings before income taxes, including noncontrolling interest (1)	244	307	302	243	169	1,096	933
Less: Earnings (loss) attributable to the noncontrolling interest (3)	17	17	13	11	23	58	63
Adjusted operating earnings before income taxes (1)	226	290	289	232	147	1,038	870

Adjusted Operating Revenues and Adjusted Operating Earnings Before Income Taxes by Segment
Adjusted operating revenues
Retirement	866	853	824	798	731	3,341	2,905
Investment Management	290	257	239	243	271	1,030	982
Employee Benefits	845	829	832	841	888	3,348	3,577
Corporate	6	3	5	6	8	19	23
Adjusted operating revenues (1)	2,006	1,942	1,900	1,888	1,897	7,738	7,487

Adjusted operating earnings before income taxes
Retirement	255	261	235	207	210	959	820
Investment Management	72	62	51	41	66	226	213
Employee Benefits	(10)	47	69	46	(102)	152	40
Corporate	(90)	(80)	(67)	(62)	(27)	(299)	(203)
Adjusted operating earnings before income taxes (1)	226	290	289	232	147	1,038	870

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

(2) Includes dividend payments made to preferred shareholders.
(3) Reflects Allianz's 24% ownership stake in the results of VIM Holdings LLC.

Voya Financial	Page 9 of 43

Adjusted Operating Earnings Before Income Taxes by Segment

	Three Months Ended December 31, 2025
(in millions USD)	Retirement	Investment Management	Employee Benefits	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net gains (losses)	480	7	46	5	537
Fee income	364	250	22	—	636
Premiums	—	—	729	—	729
Other revenue	22	33	49	1	105
Adjusted operating revenues (1)	866	290	845	6	2,006

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(234)	—	(603)	—	(838)
Operating expenses	(348)	(198)	(240)	(66)	(852)
Net amortization of DAC/VOBA	(28)	—	(12)	—	(40)
Interest expense (2)	—	—	—	(34)	(34)
Adjusted operating benefits and expenses (1)	(610)	(198)	(856)	(99)	(1,763)
Adjusted operating earnings before income taxes, including noncontrolling interest (1)	255	92	(10)	(94)	244
Less: Earnings (loss) attributable to the noncontrolling interest (3)	—	21	—	(3)	17
Adjusted operating earnings before income taxes (1)	255	72	(10)	(90)	226

	Three Months Ended December 31, 2024
	Retirement	Investment Management	Employee Benefits	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net gains (losses)	427	6	37	8	478
Fee income	285	237	18	—	540
Premiums	—	—	780	—	780
Other revenue	18	27	53	—	99
Adjusted operating revenues (1)	731	271	888	8	1,897

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(211)	—	(764)	—	(975)
Operating expenses	(290)	(182)	(216)	3	(684)
Net amortization of DAC/VOBA	(20)	—	(11)	—	(31)
Interest expense (2)	—	—	—	(38)	(38)
Adjusted operating benefits and expenses (1)	(521)	(182)	(990)	(35)	(1,728)
Adjusted operating earnings before income taxes, including noncontrolling interest (1)	210	89	(102)	(27)	169
Less: Earnings (loss) attributable to the noncontrolling interest (3)	—	22	—	—	23
Adjusted operating earnings before income taxes (1)	210	66	(102)	(27)	147

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

(2) Includes dividend payments made to preferred shareholders.
(3) Reflects Allianz's 24% ownership stake in the results of VIM Holdings LLC.

Voya Financial	Page 10 of 43

Adjusted Operating Earnings Before Income Taxes by Segment

	Twelve Months Ended December 31, 2025
(in millions USD)	Retirement	Investment Management	Employee Benefits	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net gains (losses)	1,902	31	172	18	2,123
Fee income	1,350	968	83	—	2,401
Premiums	—	—	2,899	—	2,899
Other revenue	89	31	194	1	315
Adjusted operating revenues (1)	3,341	1,030	3,348	19	7,738

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(933)	—	(2,230)	—	(3,163)
Operating expenses	(1,339)	(739)	(926)	(164)	(3,168)
Net amortization of DAC/VOBA	(110)	—	(40)	—	(150)
Interest expense (2)	—	—	—	(160)	(160)
Adjusted operating benefits and expenses (1)	(2,382)	(739)	(3,196)	(324)	(6,642)
Adjusted operating earnings before income taxes, including noncontrolling interest (1)	959	291	152	(305)	1,096
Less: Earnings (loss) attributable to the noncontrolling interest (3)	—	65	—	(7)	58
Adjusted operating earnings before income taxes (1)	959	226	152	(299)	1,038

	Twelve Months Ended December 31, 2024
	Retirement	Investment Management	Employee Benefits	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net gains (losses)	1,733	27	147	21	1,928
Fee income	1,099	928	71	—	2,097
Premiums	—	—	3,154	—	3,154
Other revenue	73	28	205	2	307
Adjusted operating revenues (1)	2,905	982	3,577	23	7,487

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(849)	—	(2,602)	—	(3,451)
Operating expenses	(1,153)	(703)	(900)	(66)	(2,822)
Net amortization of DAC/VOBA	(83)	—	(36)	—	(118)
Interest expense (2)	—	—	—	(162)	(162)
Adjusted operating benefits and expenses (1)	(2,085)	(703)	(3,537)	(228)	(6,554)
Adjusted operating earnings before income taxes, including noncontrolling interest (1)	820	278	40	(205)	933
Less: Earnings (loss) attributable to the noncontrolling interest (3)	—	65	—	(2)	63
Adjusted operating earnings before income taxes (1)	820	213	40	(203)	870

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

(2) Includes dividend payments made to preferred shareholders.
(3) Reflects Allianz's 24% ownership stake in the results of VIM Holdings LLC.

Voya Financial	Page 11 of 43

Consolidated Balance Sheets

	Balances as of
(in millions USD)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024
Assets
Total investments	38,571	38,199	37,579	37,703	35,024
Cash and cash equivalents	1,228	1,157	1,179	868	1,399
Assets held in separate accounts	113,007	111,950	107,278	98,948	101,676
Premium receivable and reinsurance recoverable, net	10,713	10,835	10,965	11,144	11,284
Short term investments under securities loan agreement and accrued investment income	1,398	1,437	1,418	1,459	1,438
Deferred policy acquisition costs, Value of business acquired	2,401	2,435	2,472	2,505	2,148
Deferred income taxes	1,871	1,872	1,979	2,032	2,134
Other assets (1)	4,845	4,903	4,926	4,934	3,892
Assets related to consolidated investment entities	4,825	4,660	4,640	4,357	4,894
Total Assets	178,859	177,448	172,436	163,950	163,889
Liabilities
Future policy benefits and contract owner account balances	49,356	49,337	49,665	49,763	46,436
Liabilities related to separate accounts	113,007	111,950	107,278	98,948	101,676
Payables under securities loan agreements, including collateral held	1,273	1,375	1,128	1,486	1,309
Short-term debt	586	586	447	1	399
Long-term debt	1,518	1,518	1,657	2,103	2,103
Other liabilities (2)	3,492	3,192	3,155	3,048	3,218
Liabilities related to consolidated investment entities	2,588	2,407	2,553	2,240	2,741
Total Liabilities	171,820	170,365	165,883	157,589	157,882
Mezzanine Equity
Redeemable noncontrolling interest	222	221	215	214	219
Shareholders' Equity
Preferred stock	—	—	—	—	—
Common stock	1	1	1	1	1
Treasury stock	(1,010)	(883)	(796)	(788)	(754)
Additional paid-in capital	6,358	6,316	6,321	6,299	6,266
Retained earnings (deficit)	1,392	1,301	1,170	1,052	954
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	6,741	6,735	6,696	6,564	6,467
Accumulated other comprehensive income	(1,788)	(1,778)	(2,067)	(2,181)	(2,462)
Total Voya Financial, Inc. Shareholders' Equity	4,953	4,957	4,629	4,383	4,005
Noncontrolling interest	1,864	1,905	1,709	1,764	1,783
Total Shareholders' Equity	6,817	6,862	6,338	6,147	5,788
Total Liabilities, Mezzanine Equity and Shareholders' Equity	178,859	177,448	172,436	163,950	163,889

(1) Includes Other assets, Goodwill, and Other intangibles, net.
(2) Includes Other liabilities and Derivatives.

Voya Financial	Page 12 of 43

DAC/VOBA Segment Trends

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	12/31/2025	12/31/2024
Retirement
Balance as of Beginning-of-Period	1,398	1,410	1,422	1,044	1,048	1,044	1,064
Additions related to business acquisitions(1)	—	—	—	390	—	390	—
Deferrals of commissions and expenses	17	16	15	15	16	63	63
Amortization	(28)	(28)	(27)	(27)	(20)	(110)	(83)
Balance as of End-of-Period	1,387	1,398	1,410	1,422	1,044	1,387	1,044
Deferred Sales Inducements as of End-of-Period	21	22	22	22	22	22	22

Employee Benefits
Balance as of Beginning-of-Period	241	241	237	234	229	234	211
Deferrals of commissions and expenses	12	11	11	13	16	47	58
Amortization	(12)	(12)	(7)	(9)	(11)	(40)	(36)
Balance as of End-of-Period	240	241	241	237	234	240	234

Total
Balance as of Beginning-of-Period	1,638	1,651	1,659	1,278	1,277	1,278	1,275
Additions related to business acquisitions(1)	—	—	—	390	—	390	—
Deferrals of commissions and expenses	29	27	26	28	32	110	121
Amortization	(40)	(40)	(34)	(37)	(31)	(150)	(118)
Balance as of End-of-Period, excluding businesses exited through reinsurance or divestment	1,627	1,638	1,651	1,659	1,278	1,627	1,278
Balance as of End-of-Period, businesses exited through reinsurance or divestment (2)	774	797	821	846	870	774	870
Balance as of End-of-Period, including businesses exited through reinsurance or divestment	2,401	2,435	2,472	2,505	2,148	2,401	2,148

(1) Includes VOBA related to the OneAmerica transaction. For further details, refer to our Quarterly Report on Form 10-Q for the first quarter 2025.
(2) Includes DAC and VOBA related to businesses ceded through reinsurance, and an insignificant number of Individual Life and non-Retirement annuities policies that were not part of the divested businesses.

Voya Financial	Page 13 of 43

Consolidated Capital Structure

	Balances as of
(in millions USD)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024

Financial Debt
Senior bonds	1,754	1,754	1,753	1,753	2,151
Subordinated bonds	349	349	349	349	349
Other debt	1	1	2	2	2
Total Financial Debt	2,104	2,104	2,104	2,104	2,502
Other financial obligations (1)	329	289	305	298	304
Total Financial Obligations	2,433	2,393	2,409	2,402	2,806

Mezzanine Equity
Redeemable noncontrolling interest	222	221	215	214	219
Equity
Preferred equity (2)	612	612	612	612	612
Common equity (Excluding AOCI)	6,129	6,123	6,084	5,952	5,855
Total Equity (Excluding AOCI)	6,741	6,735	6,696	6,564	6,467
Accumulated other comprehensive income (AOCI)	(1,788)	(1,778)	(2,067)	(2,181)	(2,462)
Total Voya Financial, Inc. Shareholders' Equity	4,953	4,957	4,629	4,383	4,005
Noncontrolling interest	1,864	1,905	1,709	1,764	1,783
Total Shareholders' Equity	6,817	6,862	6,338	6,147	5,788

Capital
Capitalization (3)	7,057	7,061	6,733	6,487	6,507
Adjusted Capitalization excluding AOCI (4)	11,260	11,254	11,029	10,944	11,275

Leverage Ratios
Debt-to-Capital (5)	29.8%	29.8%	31.2%	32.4%	38.5%
Financial Leverage excluding AOCI (6)	27.0%	26.7%	27.4%	27.5%	30.3%

(1) Includes operating leases, finance leases, and unfunded pension plan after-tax.
(2) Includes Preferred stock par value and additional paid-in-capital.
(3) Includes Total Financial Debt and Total Voya Financial Inc. Shareholders' Equity.
(4) Includes Total Financial Obligations, Mezzanine Equity, and Total Shareholders' Equity excluding AOCI.
(5) Total Financial Debt divided by Capitalization.
(6) Total Financial Obligations and Preferred equity divided by Adjusted Capitalization excluding AOCI. This measure is a Non-GAAP financial measure. For a reconciliation of this item to the most directly comparable GAAP measure, refer to page 43 of this document.

Voya Financial	Page 14 of 43

Consolidated Assets Under Management, Assets Under Administration and Advisement

As of December 31, 2025
(in millions USD)	General Account	Separate Account	Institutional/Mutual Funds	Total AUM - Assets Under Management	AUA - Assets Under Administration & Advisement (2)	Total AUM and AUA
Retirement (1)	32,684	108,304	165,158	306,146	490,362	796,508
Investment Management	37,290	35,922	286,913	360,125	62,030	422,155
Employee Benefits	1,805	19	—	1,824	—	1,824
Eliminations/Other (3)	(34,489)	(31,238)	(12,977)	(78,704)	(41,614)	(120,318)
Total AUM and AUA	37,290	113,007	439,094	589,391	510,778	1,100,169

(1) Includes wrapped funds as well as unwrapped Voya-managed funds.
(2) Retirement Assets under Administration and Advisement includes Recordkeeping, Stable Value investment-only wrap, Brokerage and Investment Advisory assets. Investment Management Assets under Administration and Advisement includes Mutual Fund, Institutional, Stable Value and General Account assets where only advisement, administrative, distribution coverage, relationship management and client servicing, or ancillary services are performed.

(3) Includes eliminations for AUM and AUA in our Retirement and Employee Benefit segments that are managed by our Investment Management segment and also reported in their AUM and AUA.

Retirement

Voya Financial	Page 16 of 43
Retirement Sources of Adjusted Operating Earnings Before Income Taxes and Key Metrics

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	12/31/2025	12/31/2024
Sources of Adjusted operating earnings before income taxes:
Gross investment income	426	429	431	425	379	1,710	1,561
Investment expenses	(20)	(19)	(20)	(19)	(18)	(79)	(68)
Credited interest	(229)	(231)	(229)	(228)	(209)	(918)	(843)
Net Margin	177	179	182	178	152	713	650
Alternative investment income (1)	47	42	42	22	33	154	111
Other investment income (2)	23	27	26	28	28	105	117
Investment spread and other investment income	247	248	250	228	213	972	878
Full Service Fee-based revenue (3)	236	225	201	204	181	866	685
Recordkeeping and other fee-based revenue	143	140	133	128	121	544	476
Total Fee-based margin	379	365	334	332	302	1,410	1,161
Net underwriting gain (loss) and other revenue	5	5	8	7	5	25	17
Net revenue (4)	631	618	592	567	519	2,408	2,056
Administrative expenses	(271)	(254)	(259)	(261)	(223)	(1,044)	(897)
Net commissions	(77)	(74)	(71)	(71)	(66)	(293)	(255)
DAC/VOBA and other intangibles amortization	(28)	(28)	(28)	(28)	(20)	(112)	(84)
Adjusted operating earnings before income taxes	255	261	235	207	210	959	820
Adjusted Operating Margin TTM	39.8%	39.8%	39.3%	39.7%	39.9%
Full Service Revenue (5)
Full Service Investment spread and other investment income	238	236	235	212	198	922	813
Full Service Fee-based revenue	236	225	201	204	181	866	685
Total Full Service Revenue	474	461	437	416	379	1,789	1,497
Client Assets
Fee-based	701,089	689,147	662,433	601,790	524,476	701,089	524,476
Spread-based (6)	32,684	32,994	33,220	33,306	29,768	32,684	29,768
Investment-only Stable Value	36,659	36,245	36,678	36,157	34,557	36,659	34,557
Retail Client Assets (7)	35,475	34,799	33,000	30,670	31,214	35,475	31,214
Eliminations (8)	(9,400)	(8,365)	(8,087)	(7,743)	(7,811)	(9,400)	(7,811)
Total Client Assets	796,508	784,821	757,244	694,180	612,205	796,508	612,205

(1) See page 36 for additional detail on Alternative investment income.
(2) Includes investment income on assets backing surplus, excluding Alternative investment income, investment income on cash balances, and income from policy loans.
(3) The fourth quarter of 2025 includes approximately $11 million of revenue true-up not expected to recur in first quarter of 2026.
(4) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(5) Excludes Net underwriting gain (loss) and other revenue.
(6) Spread-based Client Assets include Full Service, as well as proprietary IRA mutual fund product and other guaranteed payout products.
(7) Includes proprietary IRA mutual fund product wholesaled as a manufacturer and sold to retail customers through a wholly owned broker-dealer and investment adviser. The portion sold through the wholly owned broker-dealer and investment adviser is eliminated from Total Client Assets.

(8) Includes eliminations for certain client assets included in Recordkeeping, Retail, and Investment-only Stable Value to better reflect the asset bases generating revenue.

Voya Financial	Page 17 of 43
Retirement Client Assets Rollforward by Product Group

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	12/31/2025	12/31/2024

Full Service - Client Assets
Fee-based	248,617	248,945	237,544	218,347	178,983	248,617	178,983
Spread-based	32,405	32,709	32,933	33,010	29,464	32,405	29,464
Client Assets, end of period - Full Service Total	281,022	281,654	270,477	251,357	208,448	281,022	208,448

Full Service - Total
Client Assets, beginning of period	281,654	270,477	251,357	208,448	208,978	208,448	185,379
Transfers / Single deposits	2,460	1,910	2,174	2,413	2,848	8,957	9,131
Recurring deposits	5,008	5,272	5,396	6,063	3,852	21,739	16,114
Total Deposits	7,468	7,182	7,571	8,475	6,699	30,696	25,245
Surrenders, benefits, and product charges	(11,679)	(10,104)	(8,692)	(9,304)	(7,152)	(39,779)	(26,494)
Net Flows	(4,211)	(2,922)	(1,121)	(828)	(453)	(9,082)	(1,250)
Interest credited and investment performance	3,579	14,099	20,241	(3,809)	(78)	34,110	24,318
Transfer due to business acquisition	—	—	—	47,547	—	47,547	—
Client Assets, end of period - Full Service Total	281,022	281,654	270,477	251,357	208,448	281,022	208,448

Recordkeeping
Client Assets, beginning of period	434,835	419,669	378,366	340,254	335,774	340,254	298,120
Transfers / Single deposits	8,044	4,272	15,107	34,611	7,772	62,035	14,156
Recurring deposits	6,784	6,567	7,291	8,380	6,203	29,023	23,847
Total Deposits	14,828	10,839	22,399	42,991	13,974	91,057	38,003
Surrenders, benefits, and product charges	(12,379)	(18,949)	(9,667)	(12,759)	(9,211)	(53,754)	(34,803)
Net Flows	2,449	(8,110)	12,732	30,232	4,763	37,304	3,200
Interest credited and investment performance	9,704	23,276	28,570	(5,200)	(283)	56,350	38,934
Transfer due to business acquisition	—	—	—	13,080	—	13,080	—
Client Assets, end of period - Recordkeeping	446,988	434,835	419,669	378,366	340,254	446,988	340,254

Total Defined Contribution (1)
Client Assets, beginning of period	716,489	690,146	629,723	548,702	544,753	548,702	483,499
Transfers / Single deposits	10,503	6,182	17,282	37,024	10,619	70,991	23,287
Recurring deposits	11,793	11,839	12,688	14,443	10,054	50,763	39,962
Total Deposits	22,296	18,021	29,970	51,467	20,674	121,754	63,248
Surrenders, benefits, and product charges	(24,058)	(29,053)	(18,358)	(22,063)	(16,364)	(93,532)	(61,298)
Net Flows	(1,762)	(11,032)	11,611	29,404	4,310	28,222	1,950
Interest credited and investment performance	13,284	37,375	48,811	(9,009)	(361)	90,461	63,252
Transfer due to business acquisition	—	—	—	60,627	—	60,627	—
Client Assets, end of period - Total Defined Contribution	728,011	716,489	690,146	629,723	548,702	728,011	548,702

(1) Total of Full Service and Recordkeeping.

Voya Financial	Page 18 of 43
Retirement Client Assets Rollforward by Product Group

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	12/31/2025	12/31/2024

Defined Contribution Investment-only Stable Value (SV) (1)
Assets, beginning of period	36,245	36,678	36,157	34,557	34,744	34,557	35,188
Transfers / Single deposits	1,192	94	814	1,629	1,118	3,729	1,615
Recurring deposits	350	367	145	554	139	1,416	725
Total Deposits	1,542	462	959	2,183	1,257	5,146	2,341
Surrenders, benefits, and product charges	(1,713)	(1,716)	(707)	(1,024)	(1,435)	(5,160)	(5,064)
Net Flows	(171)	(1,254)	252	1,159	(178)	(14)	(2,724)
Interest credited and investment performance	585	821	270	440	(9)	2,116	2,093
Assets, end of period - Defined Contribution Investment-only SV	36,659	36,245	36,678	36,157	34,557	36,659	34,557

Retail Client Assets (2)(3)	35,479	34,803	33,004	30,675	31,218	35,479	31,218
Other Assets (4)	5,758	5,648	5,503	5,368	5,538	5,758	5,538
Eliminations (5)	(9,400)	(8,365)	(8,087)	(7,743)	(7,811)	(9,400)	(7,811)
Total Client Assets	796,508	784,821	757,244	694,180	612,205	796,508	612,205

(1) Includes Stable Value Investment-only Wrap and Stable Value Separate Accounts.
(2) Includes proprietary IRA mutual fund product wholesaled as a manufacturer and sold to retail customers through a wholly owned broker-dealer and investment adviser. The portion sold through the wholly owned broker-dealer and investment adviser is eliminated from Total Client Assets.

(3) Includes assets under advisement, which comprise brokerage and investment advisory assets offered through Voya’s registered investment advisors and broker dealers affiliated with VFA as well as proprietary IRA mutual fund product that is distributed by VFA and other non-affiliated advisors.

(4) Includes other guaranteed payout products and Non-qualified Retirement Plans.
(5) Includes eliminations for certain client assets included in Recordkeeping, Retail, and Investment-only Stable Value to better reflect the asset bases generating revenue.

Investment Management

Voya Financial	Page 20 of 43
Investment Management Sources of Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Twelve Months Ended
(in millions USD)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	12/31/2025	12/31/2024
Sources of Adjusted operating earnings before income taxes:
Investment capital income (1)	6	11	4	5	5	26	21
Other investment income	1	1	1	1	1	5	6
Investment spread and other investment income	7	12	5	6	6	31	27
Fee-based margin (2)	283	245	234	237	265	999	955
Net revenue (3)	290	257	239	243	271	1,030	982
Administrative expenses	(198)	(177)	(174)	(190)	(182)	(739)	(703)
Adjusted operating earnings before income taxes, including noncontrolling interest	92	80	65	53	89	291	278
Adjusted Operating Margin TTM	28.3%	28.5%	28.0%	28.1%	28.3%
Fee-based margin (2)
Investment advisory and administrative revenue	250	245	237	236	237	968	927
Other fee-based margin	33	—	(3)	1	27	31	28
Fee-based margin	283	245	234	237	265	999	955

Reconciliation to Adjusted operating earnings before income taxes
Adjusted operating earnings before income taxes, including noncontrolling interest	92	80	65	53	89	291	278
Less: Earnings (loss) attributable to the noncontrolling interest (4)	21	18	14	12	22	65	65
Adjusted operating earnings before income taxes	72	62	51	41	66	226	213

(1) See page 36 for additional detail on Alternative investment income, including Investment capital income.
(2) Includes mutual fund third party distribution revenues which are reported net of distribution expenses, consistent with the U.S. GAAP presentation.
(3) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(4) Reflects Allianz's 24% ownership stake in the results of VIM Holdings LLC.

Voya Financial	Page 21 of 43
Investment Management Analysis of AUM and AUA

	Three Months Ended or as of					Twelve Months Ended or As of
(in millions USD)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	12/31/2025	12/31/2024
Client Assets:
External Clients
Institutional	171,557	173,442	166,833	161,220	156,568	171,557	156,568
Retail (1)	151,279	156,355	156,329	147,025	149,214	151,279	149,214
Subtotal External Clients	322,835	329,797	323,162	308,245	305,782	322,835	305,782
General Account	37,290	36,503	36,428	36,734	33,576	37,290	33,576
Total Client Assets (AUM)	360,125	366,300	359,589	344,978	339,358	360,125	339,358
Assets under Advisement and Administration (AUA) (1)	62,030	53,527	53,530	50,162	50,247	62,030	50,247
Total AUM and AUA	422,155	419,827	413,119	395,140	389,605	422,155	389,605

Investment Advisory and Administrative Revenues (2)
External Clients
Institutional	94	92	89	89	90	363	351
Retail	134	130	125	124	125	514	490
Subtotal External Clients	228	222	214	213	215	877	841
General Account	18	18	19	19	17	74	69
Total Investment Advisory and Administrative Revenues (AUM)	246	240	232	232	233	951	910
Administration Only Fees	4	4	5	5	5	18	17
Total Investment Advisory and Administrative Revenues	250	245	237	236	237	968	927

Revenue Yield (bps) (2)
External Clients
Institutional	21.7	21.6	21.7	22.1	22.7	21.8	23.0
Retail	34.1	33.1	33.2	33.0	33.6	33.4	33.2
Revenue Yield on External Clients	27.6	27.1	27.2	27.4	28.0	27.3	28.0
General Account	20.2	20.1	20.3	20.6	20.4	20.3	20.3
Revenue Yield on Client Assets (AUM)	26.8	26.4	26.5	26.7	27.2	26.6	27.2
Revenue Yield on Advisement and Administrative Only Assets (AUA)	3.0	3.3	3.5	3.6	3.5	3.4	3.2
Total Revenue Yield on AUM and AUA (bps)	23.7	23.4	23.6	23.8	24.2	23.6	23.9

Revenue Yield on Client Assets (AUM) TTM	26.6	26.7	26.9	27.0	27.2	26.6	27.2

(1) In the fourth quarter of 2025, approximately $11 billion of separately managed account AUM was reclassified as AUA. This reclassification had an immaterial impact on revenue.
(2) Investment Advisory and Administrative Revenues and resulting Revenue Yields exclude any performance fees.

Voya Financial	Page 22 of 43
Investment Management Account Rollforward by Source

	Three Months Ended or as of					Twelve Months Ended or As of
(in millions USD)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	12/31/2025	12/31/2024
Institutional AUM:
Beginning of period AUM	173,442	166,833	161,220	156,568	158,288	156,568	148,722
Inflows	7,672	12,780	6,665	10,460	8,925	37,577	29,886
Outflows	(6,986)	(9,219)	(5,713)	(5,272)	(6,923)	(27,191)	(24,202)
Net flows - Institutional	686	3,560	952	5,187	2,001	10,386	5,685
Change in Market Value	772	4,341	5,622	(345)	(1,361)	10,389	6,463
Other (Including Acquisitions / Divestitures)	(3,344)	(1,292)	(961)	(191)	(2,361)	(5,787)	(4,302)
End of period AUM - Institutional	171,557	173,442	166,833	161,220	156,568	171,557	156,568
Organic Growth (Net Flows/Beginning of period AUM)	0.4%	2.1%	0.6%	3.3%	1.3%	6.6%	3.8%
Market Growth %	0.4%	2.6%	3.5%	-0.2%	-0.9%	6.6%	4.3%
Retail AUM:
Beginning of period AUM	156,355	156,329	147,025	149,214	148,243	149,214	138,239
Inflows	12,033	11,408	11,093	12,774	11,092	47,308	41,132
Outflows	(11,540)	(11,091)	(10,218)	(10,279)	(9,739)	(43,128)	(34,279)
Net flows - Retail (1)	493	317	874	2,496	1,353	4,180	6,852
Net Money Market Flows	(42)	(38)	49	117	64	85	166
Change in Market Value	2,289	7,072	8,984	(4,816)	1,314	13,528	12,432
Net Flows from Divested Businesses (2)	(28)	(6,397)	(259)	(374)	(316)	(7,059)	(8,993)
Other (Including Acquisitions / Divestitures) (3)	(7,787)	(927)	(344)	388	(1,444)	(8,669)	518
End of period AUM - Retail	151,279	156,355	156,329	147,025	149,214	151,279	149,214
Retail Organic Growth excluding Net Flows from Divested Businesses (Net Flows / Beginning of period AUM)	0.3%	0.2%	0.6%	1.7%	0.9%	2.8%	5.0%
Market Growth %	1.5%	4.5%	6.1%	-3.2%	0.9%	9.1%	9.0%
Net Flows:
Institutional Net Flows	686	3,560	952	5,187	2,001	10,386	5,685
Retail Net Flows	493	317	874	2,496	1,353	4,180	6,852
Net Flows from Divested Businesses	(28)	(6,397)	(259)	(374)	(316)	(7,059)	(8,993)
Total Net Flows	1,151	(2,520)	1,567	7,310	3,038	7,507	3,544
Net Flows excluding Net Flows from Divested Businesses	1,179	3,877	1,826	7,683	3,354	14,566	12,537
Total External Clients Organic Growth (Net Flows excluding Divested Businesses / Beginning period AUM)	0.4%	1.2%	0.6%	2.5%	1.1%	4.8%	4.4%

(1) Includes reinvested dividends on a prospective basis effective January 1st, 2024.
(2) In the third quarters of 2024 and 2025, Net Flows from Divested Businesses primarily reflect the out-flow of assets associated with a legacy partnership.
(3) In the fourth quarter of 2025, approximately $11 billion of separately managed account AUM was reclassified as AUA. This reclassification had an immaterial impact on revenue.

Voya Financial	Page 23 of 43
Investment Management Account Value by Asset Type

	Balances as of
(in millions USD)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024
Institutional
Equity	29,286	29,404	27,457	22,375	24,056
Fixed Income - Public	61,530	61,776	56,899	57,182	55,645
Fixed Income - Privates	70,105	69,611	68,818	67,245	64,095
Alternatives	10,636	12,651	13,659	14,418	12,772
Money Market	—	—	—	—	—
Total	171,557	173,442	166,833	161,220	156,568

Retail
Equity	73,239	77,684	78,699	70,634	73,784
Fixed Income - Public	73,414	73,976	72,870	71,625	70,854
Fixed Income - Privates	128	123	277	311	334
Alternatives	1,961	1,995	1,876	1,910	1,850
Money Market	2,537	2,576	2,606	2,544	2,392
Total	151,279	156,355	156,329	147,025	149,214

General Account
Equity	279	125	112	138	129
Fixed Income - Public	18,284	18,272	17,870	18,071	16,832
Fixed Income - Privates	16,072	15,973	16,271	16,574	14,375
Alternatives	2,003	1,712	1,615	1,650	1,681
Money Market	652	421	560	300	559
Total	37,290	36,503	36,428	36,734	33,576

Combined Asset Type
Equity	102,804	107,213	106,268	93,147	97,969
Fixed Income - Public	153,227	154,024	147,639	146,878	143,331
Fixed Income - Privates	86,305	85,707	85,366	84,130	78,804
Alternatives	14,600	16,359	17,150	17,979	16,304
Money Market	3,189	2,997	3,166	2,844	2,951
Total	360,125	366,300	359,589	344,978	339,358

Total Private and Alternative Assets	100,905	102,066	102,516	102,109	95,108
% of Private and Alternative Assets / Total AUM	28.0%	27.9%	28.5%	29.6%	28.0%

Employee Benefits

Voya Financial	Page 25 of 43
Employee Benefits Sources of Adjusted Operating Earnings before income taxes

	Three Months Ended					Twelve Months Ended
(in millions USD)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	12/31/2025	12/31/2024
Sources of Adjusted operating earnings before income taxes:
Gross investment income	27	27	27	27	26	108	102
Investment expenses	(1)	(1)	(1)	(1)	(1)	(4)	(4)
Credited interest	(11)	(11)	(11)	(12)	(12)	(46)	(49)
Net margin	15	15	14	14	14	59	49
Alternative investment income (1)	8	7	7	3	5	25	15
Other investment income	11	12	10	10	8	43	39
Investment spread and other investment income	34	34	31	27	27	127	103
Fee-based margin (2)	57	54	56	56	57	223	226
Net underwriting gain (loss) and other revenue	151	195	216	206	40	768	646
Net revenue (3)	242	284	303	290	124	1,118	975
Administrative expenses	(143)	(134)	(132)	(139)	(130)	(548)	(525)
Premium taxes, fees and assessments	(52)	(52)	(50)	(50)	(48)	(204)	(186)
Net commissions	(45)	(39)	(44)	(45)	(37)	(174)	(188)
DAC/VOBA and other intangibles amortization	(12)	(12)	(7)	(9)	(11)	(40)	(36)
Adjusted operating earnings before income taxes	(10)	47	69	46	(102)	152	40
Adjusted Operating Margin TTM	13.6%	6.0%	3.7%	2.7%	4.1%
Group life:
Premiums	165	162	166	162	167	655	674
Benefits	(116)	(120)	(124)	(146)	(139)	(506)	(532)
Other (4)	(3)	(3)	(3)	(2)	(4)	(11)	(11)
Total Group life	47	39	40	14	24	140	131
Group life Loss Ratio (interest adjusted) (5)	70.0%	74.2%	74.3%	90.3%	83.3%	77.1%	78.9%
Group Stop loss:
Premiums	391	388	388	390	451	1,557	1,810
Benefits	(375)	(324)	(312)	(293)	(520)	(1,304)	(1,702)
Other (4)	(1)	(1)	(2)	(2)	(2)	(6)	(6)
Total Group Stop loss	14	62	75	96	(71)	248	102
Stop loss Loss Ratio (5)	96.0%	83.6%	80.3%	75.0%	115.4%	83.7%	94.0%
Voluntary Benefits, Disability, and Other	90	94	100	97	87	380	414
Net underwriting gain (loss) and other revenue
Premiums	744	739	741	747	802	2,971	3,228
Benefits	(591)	(542)	(524)	(538)	(757)	(2,195)	(2,572)
Other (4)	(2)	(2)	(2)	(3)	(4)	(7)	(10)
Total Net underwriting gain (loss) and other revenue	151	195	216	206	40	768	646
Total Aggregate Loss Ratio (5)	79.5%	73.4%	70.7%	72.0%	94.5%	73.9%	79.7%
Total Aggregate Loss Ratio TTM (5)	73.9%	78.0%	79.0%	79.4%	79.7%
(1) See page 36 for additional detail on Alternative investment income.
(2) Includes fees for subscriptions and services associated with cloud-based benefits software and Health Account Solutions products.
(3) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(4) Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.
(5) Reported Loss ratios are net of reinsurance recoveries.

Voya Financial	Page 26 of 43
Quarterly Loss Ratio Development for Group Stop Loss

	Estimated Ultimate Loss Ratio as of
	Three Months Ended										Twelve Months Ended
	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	12/31/2025	12/31/2024
2025 Stop Loss Policy Year Development (1)
January Business	91%	87%	87%	87%	—%	—%	—%	—%	—%	—%	91%	—%
Non-January Business	85%	85%	85%	NM	—%	—%	—%	—%	—%	—%	85%	—%
Total 2025 Policy Year	90%	87%	87%	87%	—%	—%	—%	—%	—%	—%	90%	—%

2024 Stop Loss Policy Year Development (1)
January Business	91%	91%	91%	93%	95%	86%	81%	81%	—%	—%	91%	95%
Non-January Business	83%	85%	85%	85%	85%	80%	81%	81%	—%	—%	83%	85%
Total 2024 Policy Year	89%	90%	90%	92%	94%	86%	81%	81%	—%	—%	89%	94%

2023 Stop Loss Policy Year Development (1)
January Business	80%	80%	80%	80%	80%	80%	80%	80%	79%	79%	80%	80%
Non-January Business	83%	83%	83%	83%	85%	83%	81%	79%	77%	77%	83%	85%
Total 2023 Policy Year	80%	80%	80%	80%	81%	81%	80%	80%	79%	78%	80%	81%

2022 Stop Loss Policy Year Development (1)
January Business	71%	71%	71%	71%	71%	71%	71%	71%	71%	71%	71%	71%
Non-January Business	67%	67%	67%	67%	67%	68%	68%	67%	68%	71%	67%	67%
Total 2022 Policy Year	70%	70%	70%	70%	70%	70%	71%	71%	71%	71%	70%	70%

Reported Loss Ratio for Stop Loss (2)	96%	84%	80%	75%	115%	93%	83%	84%	76%	83%	84%	94%
(1) Loss ratios by policy year reflect reserve levels and are gross of reinsurance recoveries.
(2) Reported Loss ratios are net of reinsurance recoveries.

Voya Financial	Page 27 of 43
Employee Benefits Key Metrics

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	12/31/2025	12/31/2024
Sales by Product Line:
Group life and Disability	7	29	22	74	7	133	166
Stop loss	27	59	14	265	12	365	607
Voluntary and Other (1)	11	17	37	99	14	163	211
Total sales by product line	45	105	73	438	33	661	984

Total gross premiums and deposits	825	837	843	846	896	3,351	3,601

Annualized In-force Premiums and Fees by Product Line:
Group life and Disability	965	989	977	971	978	965	978
Stop loss	1,578	1,572	1,569	1,589	1,821	1,578	1,821
Voluntary and Other (1)	1,103	1,100	1,103	1,117	1,057	1,103	1,057
Total annualized in-force premiums and fees by product line	3,646	3,662	3,649	3,677	3,856	3,646	3,856

Assets Under Management by Fund Group:
General account	1,805	1,906	1,945	1,870	1,975	1,805	1,975
Separate account	19	19	18	17	18	19	18
Total AUM	1,824	1,925	1,963	1,887	1,993	1,824	1,993

(1) Includes benefit administration annual recurring revenue and Health Account Solutions products.

Corporate

Voya Financial	Page 29 of 43

Corporate Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Twelve Months Ended
(in millions USD)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	12/31/2025	12/31/2024
Interest expense (excluding Preferred stock dividends) (1)	(30)	(30)	(28)	(31)	(34)	(119)	(121)
Preferred stock dividends	(4)	(16)	(4)	(17)	(4)	(41)	(41)
Pension expense (2)	(13)	(13)	(13)	(13)	(12)	(52)	(48)
Other (3)	(47)	(22)	(22)	(2)	23	(93)	5
Adjusted operating earnings before income taxes, including noncontrolling interest	(94)	(81)	(67)	(63)	(27)	(305)	(205)
Less: Earnings (loss) attributable to the noncontrolling interest	(3)	(1)	(1)	(1)	—	(7)	(2)
Adjusted operating earnings before income taxes	(90)	(80)	(67)	(62)	(27)	(299)	(203)

(1) Includes other operating expenses related to financing agreements.
(2) Pension expense includes service costs for our qualified defined benefit pension plan and service and interest costs for our non-qualified defined benefit pension plan, but excludes the estimated return on plan assets net of interest costs for our qualified defined benefit pension plan as well as net actuarial gains (losses) related to all of our pension plans and other post retirement plans, which includes actuarial gains and (losses) as a result of differences between actual and expected experience on plan assets or projected benefit obligations.

(3) Other primarily includes changes in incentive compensation accruals for above (below) target performance, corporate insurance costs, investment income on assets backing surplus in excess of amounts held at the segment level, and certain corporate expenses that are either short duration projects or other items not expected to recur at the same level.

Administrative Expenses and Adjusted Operating Return on Capital

Voya Financial	Page 31 of 43
Administrative Expenses

	Three Months Ended					Twelve Months Ended
(in millions USD)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	12/31/2025	12/31/2024
Retirement	(271)	(254)	(259)	(261)	(223)	(1,044)	(897)
Investment Management	(198)	(177)	(174)	(190)	(182)	(739)	(703)
Employee Benefits	(143)	(134)	(132)	(139)	(130)	(548)	(525)
Total Administrative Expenses (1)	(612)	(565)	(565)	(590)	(535)	(2,331)	(2,125)

(1) Excludes certain expenses reported in Corporate related to changes in incentive compensation accruals for above (below) target performance, pension expense, and certain corporate expenses that are either short duration projects or expenses not expected to recur at the same level.

Voya Financial	Page 32 of 43
Adjusted Operating Return on Allocated Capital

	Twelve Months Ended
(in millions USD, unless otherwise indicated)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024
Retirement
Adjusted operating earnings before income taxes - before interest	959	913	863	842	820
Income tax expense	139	131	122	119	116
Adjusted Operating Earnings - before interest and after income taxes	820	782	741	723	704
Adjusted Operating effective tax rate (1)	14.9%	15.0%	14.3%	13.4%	14.3%
Adjusted Operating effective tax rate TTM	14.5%	14.3%	14.1%	14.1%	14.2%
Average Capital	3,747	3,674	3,584	3,483	3,415
Ending Capital (2)	3,746	3,791	3,771	3,796	3,509
Adjusted Return on Capital	21.9%	21.3%	20.7%	20.7%	20.6%

Investment Management
Adjusted operating earnings before income taxes - before interest	226	220	214	213	213
Income tax expense	47	46	45	45	45
Adjusted Operating Earnings - before interest and after income taxes	179	174	169	168	168
Adjusted Operating effective tax rate (1)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate TTM	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	876	870	861	851	843
Ending Capital (2)	876	883	875	874	869
Adjusted Return on Capital	20.4%	20.1%	19.6%	19.7%	20.0%

Employee Benefits
Adjusted operating earnings before income taxes - before interest	152	59	36	27	40
Income tax expense	32	12	7	6	8
Adjusted Operating Earnings - before interest and after income taxes	120	47	29	21	32
Adjusted Operating effective tax rate (1)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate TTM	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	1,288	1,291	1,286	1,275	1,246
Ending Capital (2)	1,259	1,295	1,281	1,295	1,306
Adjusted Return on Capital	9.3%	3.6%	2.2%	1.6%	2.5%

(1) We assume a 21% tax rate on segment Adjusted operating earnings, less the estimated benefit of the dividends received deduction and tax credits in our Retirement segment.
(2) Capital is allocated to each of our segments in proportion to each segment’s target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment’s portion of these differences.

Investment Information

Voya Financial	Page 34 of 43
Portfolio Results GAAP Book Value, Gross Investment Income, and Earned Rate by Asset Class

	Three Months Ended or As of								Year-to-Date or As of
(in millions USD)	12/31/2025				9/30/2025				12/31/2025
Invested Assets
Book Values, Gross investment income and Earned rate (1)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)
Public corporate	10,942	28.0%	152	5.7%	10,785	28.0%	144	5.5%	10,942	28.0%	568	5.3%
Private credit	8,501	22.0%	99	4.7%	8,470	22.0%	94	4.5%	8,501	22.0%	406	4.9%
Securitized (2)(3)	10,034	26.0%	136	5.5%	10,053	26.0%	148	6.0%	10,034	26.0%	576	5.8%
Commercial mortgage loans	5,574	14.0%	67	5.0%	5,376	14.0%	65	4.9%	5,574	14.0%	264	4.9%
Municipals	598	2.0%	6	3.9%	606	2.0%	6	3.9%	598	2.0%	24	3.9%
Short-term / Treasury	636	2.0%	6	4.3%	566	1.0%	6	4.1%	636	2.0%	24	4.2%
Equity securities	201	1.0%	3	5.8%	195	1.0%	3	7.2%	201	1.0%	12	6.4%
Policy loans	369	1.0%	5	5.4%	372	1.0%	5	5.4%	369	1.0%	19	5.3%
Derivatives	(5)	—%	4	N/A	(6)	—%	2	N/A	(5)	—%	10	N/A
Book Values and Gross Investment Income before variable components	36,850	95.0%	477	5.3%	36,417	95.0%	473	5.3%	36,850	95.0%	1,904	5.3%

Book Values and Gross Investment Income on variable components
Limited partnership (4)	1,909	5.0%	53	11.7%	1,991	5.0%	50	10.5%	1,909	5.0%	170	9.2%
Prepayment / Other fee income	N/A	—%	7	0.1%	N/A	—%	5	0.1%	N/A	—%	17	0.1%
Book Values and Gross Investment Income (variable)	1,909	5.0%	60	N/A	1,991	5.0%	55	N/A	1,909	5.0%	187	N/A
Total Book Values and Gross Investment Income reflected in Adjusted Operating Earnings	38,759	100.0%	537	5.7%	38,407	100.0%	527	5.6%	38,759	100.0%	2,091	5.5%

(1) Table represents annualized yield for Voya's General Account assets. Investment results related to businesses exited through reinsurance or divestment, funds withheld asset receivables, and other miscellaneous items are excluded.

(2) Includes operating investment income from CMO-B portfolio assets, including derivatives.
(3) For CMO-B securities subject to the fair value option, operating investment income is determined by applying the prospective cash flow yield. Other income attributable to market value changes are excluded.

(4) Includes assets and income related to foreclosed real estate.

Voya Financial	Page 35 of 43
Portfolio Results Statutory Carrying Values by Asset Class and NAIC Ratings

	Three Months Ended or As of (1)
(in millions USD)	9/30/2025		06/30/2025		03/31/2025		12/31/2024
Statutory Carrying Value	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %
Public corporate	10,913	28.0%	10,585	28.0%	10,610	28.0%	10,336	29.0%
Private credit	8,367	22.0%	8,420	22.0%	8,506	22.0%	7,860	22.0%
Securitized	9,979	26.0%	9,852	26.0%	9,996	26.0%	9,657	27.0%
Municipals	606	2.0%	609	2.0%	623	2.0%	686	2.0%
Short-term / Treasury	637	2.0%	640	2.0%	524	1.0%	572	2.0%
Total Fixed maturities	30,501	79.0%	30,107	79.0%	30,258	79.0%	29,110	81.0%
Commercial mortgage loans	5,371	14.0%	5,483	14.0%	5,553	14.0%	4,669	13.0%
Limited partnership	1,913	5.0%	1,923	5.0%	1,910	5.0%	1,885	5.0%
Equity securities	626	2.0%	566	1.0%	577	2.0%	309	1.0%
Total	38,410	100.0%	38,079	100.0%	38,298	100.0%	35,973	100.0%

NAIC Ratings
Fixed Maturities:
NAIC 1	16,695	55.0%	16,532	55.0%	16,304	54.0%	15,641	54.0%
NAIC 2	12,470	41.0%	12,178	40.0%	12,459	41.0%	12,073	41.0%
NAIC 3 and below	1,335	4.0%	1,396	5.0%	1,495	5.0%	1,397	5.0%
Total Fixed maturities	30,501	100.0%	30,107	100.0%	30,258	100.0%	29,110	100.0%

Commercial Mortgage Loans:
CML 1	3,905	73.0%	4,039	74.0%	4,111	74.0%	3,396	73.0%
CML 2	1,092	20.0%	1,079	20.0%	1,000	18.0%	961	21.0%
CML 3 and below	374	7.0%	366	7.0%	441	8.0%	312	7.0%
Total Commercial mortgage loans	5,371	100.0%	5,483	100.0%	5,553	100.0%	4,669	100.0%

(1) Presented one quarter in arrears based on the timing of our statutory filings.

Voya Financial	Page 36 of 43
Alternative Investment Income

	Three Months Ended					Twelve Months Ended
(in millions USD)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	12/31/2025	12/31/2024
Retirement (1)
Alternative investment income at long-term expectations (2)	37	37	35	36	35	146	138
Alternative investment income above (below) expectations	10	5	7	(14)	(2)	8	(25)
Alternative investment income	47	42	42	22	33	154	111
Average alternative investments	1,644	1,657	1,590	1,591	1,575	1,620	1,532

Investment Management (1)
Alternative investment income at long-term expectations (2)	7	7	8	7	8	30	30
Alternative investment income above (below) expectations	(1)	4	(4)	(2)	(3)	(4)	(9)
Alternative investment income	6	11	4	5	5	26	21
Average alternative investments	314	331	344	326	340	329	337

Employee Benefits (1)
Alternative investment income at long-term expectations (2)	5	7	6	5	5	23	21
Alternative investment income above (below) expectations	3	—	1	(2)	(1)	2	(7)
Alternative investment income	8	7	7	3	5	25	15
Average alternative investments	238	284	268	238	215	257	222

Total (1)
Alternative investment income at long-term expectations (2)	49	51	49	49	49	199	190
Alternative investment income above (below) expectations	12	9	4	(19)	(6)	6	(41)
Alternative investment income	61	60	53	30	43	205	148
Average alternative investments	2,196	2,272	2,202	2,155	2,130	2,206	2,091

(1) Excludes assets and income related to foreclosed real estate.
(2) The long-term expected return for alternative investments and investment capital is 9% annually.

Reconciliations

Voya Financial	Page 38 of 43
Reconciliation of Adjusted Operating Earnings Before Income Taxes and Earnings Per Common Share (Diluted)

	Three Months Ended
(in millions USD, except per share)	12/31/2025			9/30/2025			6/30/2025			3/31/2025			12/31/2024
	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)
Income (loss) available to Voya Financial, Inc.'s common shareholders		136	1.41		176	1.80		162	1.66		139	1.42		93	0.94
Plus: Net income (loss) attributable to noncontrolling interests		9	0.09		80	0.83		(5)	(0.05)		(5)	(0.05)		24	0.25
Less: Preferred stock dividends		(4)	(0.04)		(16)	(0.17)		(4)	(0.04)		(17)	(0.17)		(4)	(0.04)
Income (loss)	169	149	1.54	307	272	2.79	188	161	1.65	173	151	1.54	120	121	1.23
Less:
Net investment gains (losses)	4	3	0.03	(16)	(12)	(0.13)	(29)	(23)	(0.23)	(2)	(1)	(0.02)	—	—	—
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	(25)	(20)	(0.21)	(52)	(42)	(0.43)	(30)	(24)	(0.24)	(39)	(31)	(0.32)	(22)	(17)	(0.17)
Net income (loss) attributable to noncontrolling interests	9	9	0.09	80	80	0.83	(5)	(5)	(0.05)	(5)	(5)	(0.05)	24	24	0.25
Dividend payments made to preferred shareholders	4	4	0.04	16	16	0.17	4	4	0.04	17	17	0.17	4	4	0.04
Other adjustments (3)	(50)	(35)	(0.36)	(11)	(10)	(0.10)	(41)	(31)	(0.32)	(30)	(24)	(0.24)	(32)	(27)	(0.28)
Adjusted operating earnings	226	188	1.94	290	239	2.45	289	240	2.46	232	195	2.00	147	138	1.40

(1) For adjusted operating earnings, we apply a 21% tax rate and adjust for the dividends received deduction, tax credits, non-deductible compensation, and other tax benefits and expenses that relate to adjusted operating earnings. For net investment gains (losses), Income (loss) related to businesses exited, and other non-operating items, we apply a 21% tax rate and adjust for related tax benefits and expenses, including changes to tax valuation allowances and impacts related to changes in tax law.

(2) Per share calculations are based on un-rounded numbers.
(3) Primarily consists of acquisition and integration costs associated with recent transactions and amortization of acquisition-related intangible assets. For the three months ended Dec. 31, 2025, also includes a $19 million, after-tax, net actuarial loss related to pension and other postretirement benefit obligations and $14 million, after-tax, of severance costs. For the three months ended June 30, 2025, also includes $18 million, after-tax, of severance costs. For the three months ended March 31, 2025, also includes $6 million, after-tax, of severance costs. For the three months ended December 31, 2024, also includes a $12 million, after-tax, write-off of an intangible asset related to a prior acquisition, an $8 million, after-tax, write-off of previously capitalized costs associated with an internal technology project which is no longer being pursued, $5 million, after-tax, of severance costs, and $4 million, after-tax, related to an insurance company guaranty fund assessment net of premium tax credits, partially offset by a $20 million, after-tax, net actuarial gain related to pension and other postretirement benefit obligations.

Voya Financial	Page 39 of 43
Reconciliation of Adjusted Operating Earnings and Earnings Per Common Share (Diluted)

	Twelve months ended
(in millions USD, except per share)	12/31/2025			12/31/2024
	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)
Income (loss) available to Voya Financial, Inc.'s common shareholders		613	6.29		626	6.17
Plus: Net income (loss) attributable to noncontrolling interests		79	0.81		75	0.74
Less: Preferred stock dividends		(41)	(0.42)		(41)	(0.41)
Income (loss)	837	733	7.53	799	742	7.32
Less:
Net investment gains (losses)	(42)	(33)	(0.34)	50	39	0.39
Income (loss) related to businesses exited or to be exited through reinsurance or divestment (3)	(147)	(116)	(1.19)	(142)	(75)	(0.74)
Net income (loss) attributable to noncontrolling interests	79	79	0.81	75	75	0.74
Dividend payments made to preferred shareholders	41	41	0.42	41	41	0.41
Other adjustments (4)	(132)	(99)	(1.02)	(95)	(75)	(0.74)
Adjusted operating earnings	1,038	861	8.85	870	736	7.25

(1) For adjusted operating earnings, we apply a 21% tax rate and adjust for the dividends received deduction, tax credits, non-deductible compensation, and other tax benefits and expenses that relate to adjusted operating earnings. For net investment gains (losses), Income (loss) related to businesses exited, and other non-operating items, we apply a 21% tax rate and adjust for related tax benefits and expenses, including changes to tax valuation allowances and impacts related to changes in tax law.

(2) Per share calculations are based on un-rounded numbers.
(3) Includes tax benefits of $38 million related to a divested business for the twelve months ended December 31, 2024.
(4) Primarily consists of acquisition and integration costs associated with recent transactions and amortization of acquisition-related intangible assets. For the twelve months ended December 31, 2025, also includes $38 million, after-tax, of severance costs and a $19 million, after-tax, net actuarial loss related to pension and other postretirement benefit obligations.For the twelve months ended December 31, 2024, also includes $12 million, after-tax, of severance costs, a $12 million, after-tax, write-off of an intangible asset related to a prior acquisition, an $8 million, after-tax, write-off of previously capitalized costs associated with an internal technology project which is no longer being pursued, and $4 million, after-tax, related to an insurance company guaranty fund assessment net of premium tax credits, partially offset by a $20 million, after-tax, net actuarial gain related to pension and other postretirement benefit obligations.

Voya Financial	Page 40 of 43
Reconciliation of Adjusted Operating Revenues and Adjusted Operating Benefits and Expenses

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	12/31/2025	12/31/2024
Total revenues	2,111	2,128	1,981	1,969	2,010	8,189	8,050
Less:
Net investment gains (losses)	(8)	(9)	(38)	(5)	(8)	(58)	22
Revenues (losses) related to businesses exited or to be exited through reinsurance or divestment	31	28	30	28	13	117	102
Revenues (loss) attributable to noncontrolling interests	37	115	35	25	57	214	243
Other adjustments	45	50	54	33	50	179	196
Total adjusted operating revenues	2,006	1,942	1,900	1,888	1,897	7,738	7,487

Adjusted operating revenues by segment
Retirement	866	853	824	798	731	3,341	2,905
Investment Management	290	257	239	243	271	1,030	982
Employee Benefits	845	829	832	841	888	3,348	3,577
Corporate	6	3	5	6	8	19	23
Total adjusted operating revenues	2,006	1,942	1,900	1,888	1,897	7,738	7,487

Total benefits and expenses	(1,942)	(1,821)	(1,793)	(1,796)	(1,890)	(7,352)	(7,251)
Less:
Changes in market risk benefits	12	(7)	9	3	8	16	28
Benefits and expenses related to businesses exited or to be exited through reinsurance or divestment	(56)	(81)	(60)	(67)	(35)	(264)	(245)
Expenses attributable to noncontrolling interests	(45)	(51)	(54)	(41)	(56)	(193)	(231)
Dividend payments made to preferred shareholders	4	16	4	17	4	41	41
Other adjustments	(94)	(63)	(95)	(63)	(83)	(310)	(290)
Total adjusted operating benefits and expenses	(1,763)	(1,635)	(1,598)	(1,645)	(1,728)	(6,642)	(6,554)
Adjusted operating benefits and expenses by segment
Retirement	(610)	(592)	(589)	(591)	(521)	(2,382)	(2,085)
Investment Management	(198)	(177)	(174)	(190)	(182)	(739)	(703)
Employee Benefits	(856)	(783)	(763)	(795)	(990)	(3,196)	(3,537)
Corporate	(99)	(84)	(72)	(69)	(35)	(324)	(228)
Total adjusted operating benefits and expenses	(1,763)	(1,635)	(1,598)	(1,645)	(1,728)	(6,642)	(6,554)

Voya Financial	Page 41 of 43
Reconciliation of Net Revenues

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	12/31/2025	12/31/2024
Retirement
Adjusted operating revenues	page 9	866	853	824	798	731	3,341	2,905
Interest credited and other benefits to contract owners/policyholders		(234)	(235)	(232)	(231)	(211)	(933)	(849)
Net revenue	page 16	631	618	592	567	519	2,408	2,056

Investment Management
Adjusted operating revenues	page 9	290	257	239	243	271	1,030	982
Net revenue	page 20	290	257	239	243	271	1,030	982

Employee Benefits
Adjusted operating revenues	page 9	845	829	832	841	888	3,348	3,577
Interest credited and other benefits to contract owners/policyholders		(603)	(546)	(529)	(551)	(764)	(2,230)	(2,602)
Net revenue	page 25	242	284	303	290	124	1,118	975

Consolidated
Total Adjusted operating revenues	page 9	2,006	1,942	1,900	1,888	1,897	7,738	7,487
Interest credited and other benefits to contract owners/policyholders		(838)	(781)	(761)	(782)	(975)	(3,163)	(3,451)
Corporate Adjusted operating revenues (1)		(6)	(3)	(5)	(6)	(8)	(19)	(23)
Net revenue	pages 16/20/25	1,163	1,159	1,134	1,100	914	4,556	4,012

(1) Includes primarily investment income on assets backing surplus in excess of amounts held at the segment level and TSA Revenue.

Voya Financial	Page 42 of 43
Reconciliation of Adjusted Operating Return on Common Equity Excluding AOCI and NOL DTA

	Twelve Months Ended
(in millions USD)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024
TTM Net Income (loss) available to Voya Financial, Inc.'s common shareholders	613	570	492	531	626
TTM Average Total Voya Financial, Inc. Shareholders' Equity	4,612	4,464	4,361	4,259	4,254
TTM Return on Voya Financial, Inc Equity	13.3%	12.8%	11.3%	12.5%	14.7%
Less:
TTM Impact of Preferred Equity, excluded from denominator of Adjusted ROE, ex AOCI	-2.0%	-2.0%	-1.8%	-2.1%	-2.5%
TTM Impact of AOCI, excluded from denominator of Adjusted ROE, ex AOCI	5.1%	5.3%	4.8%	5.6%	6.7%
TTM Net investment gains (losses), after-tax	-0.5%	-0.6%	-0.8%	-0.2%	0.7%
TTM Income (loss) related to businesses exited or to be exited through reinsurance or divestment, after-tax	-1.9%	-1.9%	-1.9%	-2.0%	-1.2%
TTM Other adjustments, after-tax	-1.7%	-1.5%	-1.8%	-1.4%	-1.3%
TTM Adjusted operating return on Voya Financial, Inc. common equity, ex AOCI	14.3%	13.6%	12.8%	12.6%	12.3%
Less:
Impact of NOL DTA, excluded from denominator of Adjusted ROE, ex AOCI and NOL DTA	-4.3%	-4.3%	-4.2%	-4.1%	-4.1%
TTM Adjusted operating return on Voya Financial, Inc. common equity, ex AOCI and NOL DTA	18.6%	17.9%	17.0%	16.7%	16.5%

Voya Financial	Page 43 of 43
Reconciliation of Book Value Per Common Share, Excluding AOCI and Leverage Ratio

	Three Months Ended or As of					Year-to-Date or As of
(in whole dollars)	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	12/31/2025	12/31/2024
Book value per common share, including AOCI	46.28	45.55	41.71	39.20	35.53	46.28	35.53
Per share impact of AOCI	19.06	18.64	21.46	22.67	25.78	19.06	25.78
Book value per common share, excluding AOCI	65.34	64.18	63.18	61.87	61.31	65.34	61.31

Debt to capital ratio	29.8%	29.8%	31.2%	32.4%	38.5%	29.8%	38.5%
Plus:
Capital impact of adding noncontrolling interest	-6.8%	-6.9%	-6.9%	-7.5%	-9.1%	-6.8%	-9.1%
Impact of adding other financial obligations and treatment of preferred stock (1)	9.1%	8.8%	9.4%	9.5%	9.4%	9.1%	9.4%
Capital impact of excluding AOCI	-5.1%	-5.0%	-6.3%	-6.9%	-8.5%	-5.1%	-8.5%
Financial leverage ratio excluding AOCI	27.0%	26.7%	27.4%	27.5%	30.3%	27.0%	30.3%

(1) Includes operating leases, finance leases, and unfunded pension plan after-tax and the impact of eliminating equity treatment for preferred stock.